Exhibit 10.1

PURCHASE AGREEMENT

Ladies and Gentlemen:

The undersigned entities set forth on Schedule I hereto (each an “Investor”), hereby confirm and agree with you as follows:

1.        This Purchase Agreement (the “Agreement”) is made as of May 13, 2010, by and among Bryn Mawr Bank Corporation, a Pennsylvania corporation (the “Company”) and each Investor.

2.        The Company has authorized the sale and issuance of up to 1,548,167 shares (the “Shares”) of the Company’s common stock, $1.00 par value (the “Common Stock”), to certain investors (the “Offering”). The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-159588) which became effective on June 17, 2009, covering the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations of the Commission under the 1933 Act.

3.        The Company and each Investor agree that each Investor will purchase from the Company and the Company will issue and sell to each Investor the number of Shares set forth opposite such Investor’s name on Schedule I hereto, at a purchase price per share as set forth on the signature page hereto, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor acknowledges that the offering is not being underwritten by the placement agents (the “Placement Agents”) named in the General Disclosure Package and the Prospectus (each as defined in Annex I) and that there is no minimum offering amount. Certificates representing the Shares purchased by each Investor will not be issued to such Investor; instead, such Shares will be credited to each Investor using customary book-entry procedures.

4.        Each Investor represents that, except as set forth on Schedule II hereto, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a person or account which directly or indirectly owns, is owned by or is under common ownership with Stifel, Nicolaus & Company, Keefe, Bruyette & Woods, Inc. or Boenning & Scattergood, Inc. as of the date hereof and (c) after giving effect to the Offering, neither the undersigned Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the undersigned Investor is a part, in connection with the offering of the Shares will acquire, or obtain the right to acquire, 4.9% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company.

5.        Each Investor hereby confirms receipt of the Company’s base prospectus, dated June 17, 2009 (the “Basic Prospectus”) distributed by email to each Investor with this Agreement. Each Investor confirms that it had full access to the Basic Prospectus and the information incorporated by reference therein and was fully able to download, print, read and review such documents. Each investor confirms that it will be able to access the Basic

Prospectus, as supplemented by the prospectus supplement, dated May 14, 2010 (together, the “Prospectus”), filed with the Commission pursuant to Section 424(b) under the 1933 Act. Each Investor acknowledges that it will be required to bear the cost, if any, of printing the Prospectus delivered to it by email. The Prospectus shall not contain any material non-public information other than as it relates to the Offering.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

INVESTOR

By:

Name:

Aggregate number of Shares

Price per Share

Aggregate purchase price

BRYN MAWR BANK CORPORATION, a Pennsylvania corporation

By:
Name:	Geoffrey L. Halberstadt
Title:	Secretary

SCHEDULE I

SCHEDULE OF INVESTORS

Investor	Name in which book-entry should be made (if different):	Investor Address, Telephone and Contact Person	Aggregate Number of Shares	Aggregate Purchase Price	Tax ID Number	Name of Broker, Telephone and Contact Person/Internal Account Number	DTC Participant Number of Broker

1.

2.

3.

4.

5.

6.

7.

8.

Sch. I-1

SCHEDULE II

Sch. II-1

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.        Authorization and Sale of Shares. The Company has authorized the sale of up to 1,548,167 Shares. The Company reserves the right to increase or decrease this number.

2.        Agreement to Sell and Purchase the Shares; Subscription Date.

2.1        Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares set forth on Schedule I of this Agreement at the purchase price set forth therein.

2.2        The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them and the Company agrees that the agreements with the Other Investors will not contain any terms or provisions more favorable to such Other Investors than are contained in this Agreement. (Each Investor and the Other Investors are hereinafter collectively referred to as the “Investors,” and this Agreement and the purchase agreements executed by the Other Investors are hereinafter collectively referred to as the “Agreements”). The Company may accept or reject any one or more Agreements in its sole discretion.

3.        Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on May 18, 2010 at 10:00 a.m. (Eastern Time) or at such later date and time as the parties hereto may agree upon (such date and time of payment being herein called the “Closing Date”), at the offices of the Placement Agents’ counsel. At the Closing, the Company shall deliver to each Investor, using customary book-entry procedures, the number of Shares set forth on Schedule I to this Agreement, and each Investor shall deliver to the Company via wire transfer of funds in the full amount of the aggregate purchase price for the Shares being purchased hereunder as set forth opposite such Investor’s name on Schedule I hereto to a bank account designated by the Company.

The Company’s obligation to issue and sell the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of wire transfer of funds in the full amount of the purchase price for the Shares being purchased; (b) completion of the purchases and sales of Shares under the Agreements that may be executed with the Other Investors; and (c) the accuracy of the representations and warranties made by each Investor and the fulfillment of those undertakings of each Investor to be fulfilled prior to the Closing.

Each Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement Agency Agreement dated as of May 13, 2010 (the “Placement Agency Agreement”) between the Company and the Placement Agents pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied without waiver thereof.

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4.        Representations and Warranties.

4.1        Representations and Warranties by the Company. The Company represents and warrants to each Investor as of the date hereof and as of the Closing Date referred to in Section 3 hereof, and agree with the Investor, as follows:

(a)        Compliance with Registration Requirements. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-159588) under the Securities Act of 1933, as amended (the “1933 Act”), in respect of the Company’s Common Stock (including the Shares) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, has been declared effective by the Commission; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission and no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; the various parts of such registration statement, including all exhibits thereto and any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective with respect to the Placement Agents (the “Effective Date”), are hereinafter collectively called the “Registration Statement”; the prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) under the 1933 Act is hereinafter called the “Prospectus Supplement”; the Basic Prospectus, as amended and supplemented by the Prospectus Supplement, is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; any reference to any amendment or supplement to the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in

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Rule 433 under the 1933 Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”).

On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and the Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the 1933 Act and the published rules and regulations thereunder (the “Rules”) adopted by the Commission and the 1934 Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to in the second sentence of this paragraph 4.1(a), neither the Registration Statement nor any amendment thereof or supplement thereto, contained or will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

No order preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and the Basic Prospectus and the Prospectus Supplement, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the Rules and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

For the purposes of this Agreement, the “Applicable Time” means, with respect to any Shares, the time of Investor’s delivery of a signed copy of this Agreement; the Basic Prospectus and the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, taken together (collectively, and, with respect to any Shares, together with the public offering price of such Shares and the aggregate number of Shares up to which the Company will offer, the “General Disclosure Package”) as of each Applicable Time and the Closing Date, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each applicable Issuer Free Writing Prospectus will not conflict with the information contained in the Registration Statement, the Prospectus Supplement or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the General Disclosure Package as of such Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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The representations and warranties in this Section 4(a) shall not relate to any written information furnished to the Company by the Placement Agents expressly for use in the Prospectus (it being understood that no such information has been provided by the Placement Agents).

(b)        Incorporation of Documents by Reference. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder, and, when read together with the other information in the General Disclosure Package and the Prospectus, (a) at and as of the time the Registration Statement became effective, (b) at and as of the Applicable Time, (c) at and as of the time the Prospectus was issued and (d) at the Closing Date, as applicable, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)        Financial Statements. The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in each of the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(d)        No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement or the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development that could reasonably be expected to cause a material adverse change, in the financial condition, or in the earnings, business affairs or business prospects of the Company and its consolidated direct or indirect subsidiaries considered as one

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enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its consolidated direct or indirect subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its direct or indirect subsidiaries considered as one enterprise, and (C) except for cash and stock dividends on the Common Stock as described in each of the Registration Statement, the General Disclosure Package and the Prospectus in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(e)        Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in each of the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”).

(f)        Authorization and Description of Shares. The Shares have been duly authorized and reserved for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in each of the General Disclosure Package and the Prospectus in all material respects and such description conforms to the rights set forth in the Articles of Incorporation of the Company; no holder of the Shares will be subject to personal liability by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company.

(g)        Listing. The Company’s Common Stock has been registered pursuant to Section 12(b) of the 1934 Act and is listed on the NASDAQ Global Select Market (“NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration or listing of the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing. The outstanding shares of the Common Stock have been approved for listing and at the Closing Date the Shares being sold hereunder shall have been approved for listing, subject only to official notice of issuance, on NASDAQ.

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(h)        Regulation M Compliance. The Company has not, and to its actual knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agents in connection with the placement of the Shares, compensation paid in connection with certain issuances of the Company’s Common Stock under its Dividend Reinvestment and Stock Purchase Plan, or as disclosed in the Company’s reports, schedules, forms, statements and other documents required to be filed by it under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof.

(i)        Disclosure. Except with respect to the material terms and conditions of the Offering, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

5.        Representations, Warranties and Covenants of each Investor. Each Investor represents and warrants to the Company as of the date hereof and as of the Closing Date referred to in Section 3 hereof, and agree with the Company, as follows:

5.1        Each Investor represents and warrants that it has received and read the Company’s General Disclosure Package and, only as of the Closing Date, the Prospectus.

5.2        Each Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3        Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state laws.

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5.4        Each Investor understands the Company has not provided it with any legal, tax or investment advice in connection with its purchase of Shares. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.5        From and after obtaining the knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.

6.        Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. (New York City time) on the business day following the date hereof issue a press release disclosing the material terms of the transactions contemplated hereby and, by 5:30 p.m. (New York City time) on May 17, 2010, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of the Agreement as exhibits thereto. From and after the issuance of the press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the Offering. The Company shall not disclose the name of the Investor or its investment adviser in any press release or other public statement about the Offering, except if such disclosure is required by law, in which case the Company shall promptly provide the other party with prior notice of such public statement or communication.

7.        Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Shares being purchased and the payment therefor for a period of one year.

8.        Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:

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Bryn Mawr Bank Corporation

801 Lancaster Avenue

Bryn Mawr, PA 19010

Fax No. (610) 525-3687

Attention:. Frederick C. Peters II

if to an Investor, at its address on Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9.        Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor.

10.        Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

11.        Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.        Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

13.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14.        Entire Agreement. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.

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